Supplement to the current prospectus

MFS(R) Growth Opportunities Fund

On June 7, 2007, shareholders approved the reorganization of the MFS Growth Opportunities Fund into the Massachusetts Investors Growth Stock Fund. Accordingly, effective June 15, 2007, pending the consummation of this reorganization transaction on or about June 22, 2007, shares of the MFS Growth Opportunities Fund are no longer available for sale and exchanges into the MFS Growth Opportunities Fund are no longer permitted.


               The date of this supplement is June 8, 2007.